Exhibit 99.1

For Immediate Release
Unity Bancorp, Inc. (NASDAQ: UNTY)
October 13, 2023

News Media & Financial Analyst Contact:
George Boyan, EVP & CFO
(908) 713-4565

Unity Bancorp Reports Quarterly Earnings of $9.9 Million

Net Income
(In Millions)
$10.5
$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
9.9
10.0
10.3
9.7
9.9
3Q 22
4Q 22
1Q 23
2Q 23
3Q 23

EPS
$0.97
ROA
1.61%
ROE
15.84%
NIM
3.96%

James A. Hughes, President and CEO, commented on the financial results:

"Unity's operating performance remains strong during this challenging economic environment. For the quarter, we achieved $9.9 million of net income, or $0.97 per diluted share. This represents 1.61% ROA and 15.84% ROE, which is among the highest in the community banking space.

Although our 3.96% net interest margin has modestly declined over the past few quarters due to increased interest rates and a shift in funding mix, our interest rate risk management remains sound, enabling us to consistently deliver top-tier operating results.

This quarter we opened a branch in Parsippany, New Jersey, marking our first branch in Morris County. We now have 21 retail locations, and we intend on continuing our expansion.

Looking ahead, we remain well-positioned for the future. Our strong capital base, conservative liquidity levels, and stable asset quality position provide us with the necessary foundation to continue delivering best-in-class service to the communities we serve. Furthermore, our results are a testament to the strength of our talented employee base and their unwavering commitment to excellence."

Clinton, NJ -- Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.9 million, or $0.97 per diluted share, for the quarter ended September 30, 2023, compared to net income of $9.7 million, or $0.95 per diluted share for the quarter ended June 30, 2023. This represents a 2.6% increase in net income and a 2.1% increase in net income per diluted share.  For the nine months ended September 30, 2023, Unity reported net income of $29.9 million or $2.88 per diluted share, compared to net income of $28.5 million or $2.67 per diluted share for the nine months ended September 30, 2022. This represents a 5.0% increase in net income and a 7.9% increase in net income per diluted share.

Third Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, was $23.5 million for each of the quarters ended September 30, 2023 and June 30, 2023. Net interest margin (“NIM”) decreased 8 basis points to 3.96% for the quarter ended September 30, 2023, compared to the quarter ended June 30, 2023. The decrease was primarily due to the cost of interest-bearing liabilities increasing faster than the yield of interest-earning assets.
●	The provision for credit losses was $0.5 million for the quarter ended September 30, 2023, compared to $0.8 million for the quarter ended June 30, 2023. The decrease was primarily driven by slower loan growth for the comparative periods.
●	Non interest income was $2.0 million for the quarter ended September 30, 2023, compared to $2.1 million for the quarter ended June 30, 2023. The $0.1 million decrease was primarily due to no gains on SBA loan sales and lower service and loan fee income. The decrease was partially offset by increased BOLI income, which was largely driven by $0.6 million in non-taxable realized gains associated with two separate claims.
●	Non interest expense was $12.0 million for the quarter ended September 30, 2023, compared to $11.8 million for the quarter ended June 30, 2023. The increase was primarily driven by higher compensation and other expenses and was partially offset by normalized FDIC insurance cost.
●	The effective tax rate was 23.7% for the quarter ended September 30, 2023, compared to 26.0% for the quarter ending June 30, 2023. The reduction in the current quarter is primarily due to the aforementioned BOLI payouts. Further, Unity Bancorp maintains a captive insurance subsidiary, Unity Risk Management Inc. Treasury recently issued proposed regulations which, if adopted in their current form, may adversely impact the ability of the Company to achieve tax benefits under this arrangement. Management is closely monitoring these developments and is anticipating regulatory resolution in Q4 2023. The captive insurance subsidiary currently saves between an estimated $0.3 million to $0.4 million of federal tax expenses per year.

Balance Sheet Highlights

●	Total gross loans modestly increased $66.6 million, or 3.2%, from December 31, 2022, primarily due to increases in commercial loans and residential mortgage loans. These increases were partially offset by decreases in the residential construction loan category.
●	As of September 30, 2023, the allowance for credit losses as a percentage of gross loans was 1.19%.
●	Total deposits increased $97.4 million, or 5.4%, from December 31, 2022. As of September 30, 2023, 17.3% of total deposits were uninsured or uncollateralized. Further, the Company’s deposit base was 45.4% retail, 26.1% business, 18.0% municipal, and 10.5% Brokered CDs. The Company’s deposit composition as of September 30, 2023, consisted of 29.1% in savings deposits, 22.6% in noninterest bearing demand deposits, 32.5% time deposits and 15.8% in interest-bearing demand deposits.
●	As of September 30, 2023, the loan to deposit ratio was approximately 115.3%, which is above the Company’s target threshold of 110%. Consistent with the prior quarter and to bring the ratio in line with the Company’s target, Unity is intentionally reducing non-owner occupied CRE lending volumes and continues to execute upon its retail banking deposit gathering strategies.
●	As of September 30, 2023, investments comprised 5.3% of total assets. Available for sale debt securities (“AFS”) were $92.1 million or 3.6% of total assets. Held to maturity (“HTM”) debt securities were $36.0 million or 1.4% of total assets. As of September 30, 2023, pre-tax net unrealized losses on AFS and HTM were $6.5 million and $8.8 million, respectively. These pre-tax unrealized losses represent approximately 5.8% of the Bancorp’s Tier 1 capital. Equity securities were $8.0 million or 0.3% of total assets as of September 30, 2023.
●	Borrowed funds increased $5.6 million from December 31, 2022. Borrowed funds were entirely comprised of borrowings from the FHLB.
●	Shareholders’ equity was $252.4 million as of September 30, 2023, compared to $239.2 million as of December 31, 2022. The $13.2 million increase was primarily driven by 2023 earnings, partially offset by share repurchase and dividend payments. In the third quarter of 2023, Unity Bancorp repurchased 43,384 shares for approximately $1.0 million, or a weighted average price of $23.85 per share.
●	Book value per common share was $24.95 as of September 30, 2023, compared to $22.60 as of December 31, 2022.

●	Below is a summary of the Company’s regulatory capital ratios:
o	Community Bank Leverage Ratio: 10.76% at September 30, 2023, compared to 10.49% at June 30, 2023 and 10.88% at December 31, 2022.
o	Common Equity Tier 1 Capital Ratio: 12.16% at September 30, 2023.
o	Tier 1 Capital Ratio: 12.64% at September 30, 2023.
o	Total Capital Ratio: 13.88% at September 30, 2023.
●	At September 30, 2023, the Company held $161.4 million of cash and cash equivalents. Further, the Company maintained approximately $548.5 million of funding available from various funding sources, including the FHLB, FRB Discount Window, and other lines of credit. Total available funding plus cash on hand represented 217.8% of uninsured or uncollateralized deposits.
●	As of September 30, 2023, nonperforming assets were $18.2 million, compared to $9.1 million of nonperforming assets as of December 31, 2022. As of September 30, 2023, over 70% of nonperforming loans consisted of residential mortgage loans and residential construction loans, which are well reserved. The Company diligently reviews nonperforming assets and potential problem credits, taking proactive measures to promptly address and resolve any issues.

Other Highlights

❖	In September 2023, Unity Bank opened a new full-service branch in Parsippany, the first location in Morris County, New Jersey and the third new retail banking site since December 2022.

❖	In July 2023, Unity Bancorp was selected for the national Top 25 ranking published by Bank Director magazine for the second consecutive year. Unity Bancorp was 13th nationally on the ranking of the largest 300 publicly traded banks and 7th nationally for banks in the $1 billion to $5 billion asset category.

❖	In September 2023, Unity Bancorp was selected for the Piper Sandler 2023 Bank & Thrift Sm-All Star List. The list identifies top performing small-cap banks and thrifts across the country and recognizes companies exceeding certain growth, profitability, credit quality and capital thresholds. Unity Bancorp was rated 30th on the listing and was last recognized on the list in 2019.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.6 billion in assets and $1.9 billion in deposits.  Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its robust branch network located in Bergen, Hunterdon, Middlesex, Morris, Ocean, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the Company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

September 30, 2023

				September 30, 2023 vs.
				June 30, 2023	September 30, 2022
(In thousands, except percentages and per share amounts)	September 30, 2023	June 30, 2023	September 30, 2022%		%
BALANCE SHEET DATA
Total assets	$2,563,006	$2,552,301	$2,339,537	0.4%	9.6%
Total deposits	1,884,910	1,849,528	1,796,597	1.9	4.9
Total gross loans	2,173,190	2,167,367	1,942,414	0.3	11.9
Total securities	136,091	137,061	136,871	(0.7)	(0.6)
Total shareholders' equity	252,384	244,073	230,234	3.4	9.6
Allowance for credit losses	25,918	25,988	23,861	(0.3)	8.6

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$13,047	$13,109	$13,267	(0.5)	(1.7)
Provision for income taxes	3,097	3,409	3,325	(9.2)	(6.9)
Net income	$9,950	$9,700	$9,942	2.6	0.1

Net income per common share - Basic	$0.98	$0.96	$0.94	2.1	4.3
Net income per common share - Diluted	0.97	0.95	0.93	2.1	4.3

PERFORMANCE RATIOS - QUARTER TO DATE
Return on average assets	1.61%	1.60%	1.85%
Return on average equity	15.84	16.19	17.39
Efficiency ratio **	46.68	45.54	39.59
Net interest margin	3.96	4.04	4.61
Noninterest expense to average assets	1.94	1.93	1.87

FINANCIAL DATA - YEAR TO DATE
Income before provision for income taxes	$39,946		$37,786		5.7
Provision for income taxes	10,009		9,285		7.8
Net income	$29,937		$28,501		5.0

Net income per common share - Basic	$2.92		$2.72		7.4
Net income per common share - Diluted	2.88		2.67		7.9

PERFORMANCE RATIOS - YEAR TO DATE
Return on average assets	1.64%		1.83%
Return on average equity	16.38		17.45
Efficiency ratio **	45.59		42.64
Net interest margin	4.06		4.37
Noninterest expense to average assets	1.93		2.00

SHARE INFORMATION
Market price per share	$23.43	$23.59	$25.11	(0.7)	(6.7)
Dividends paid	0.12	0.12	0.11	-	9.1
Book value per common share	24.95	24.12	21.86	3.4	14.1
Average diluted shares outstanding (QTD)	10,258	10,203	10,714	0.5	(4.3)

CAPITAL RATIOS
Total equity to total assets	9.85%	9.56%	9.84%
Community bank leverage ratio	10.76	10.49	10.85

CREDIT QUALITY AND RATIOS
Nonperforming assets	$18,307	$16,466	$8,033	11.2	127.9
QTD annualized net (chargeoffs)/recoveries to QTD average loans	(0.11)%	(0.18)%	(0.11)%
Allowance for credit losses to total loans	1.19	1.20	1.23
Nonperforming loans (gross SBA guarantee) to total loans	0.84	0.76	0.41
Nonperforming assets (gross SBA guarantee) to total assets	0.71	0.65	0.34

**The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities.

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

September 30, 2023

				September 30, 2023 vs.
				December 31, 2022	September 30, 2022
(In thousands, except percentages)	September 30, 2023	December 31, 2022	September 30, 2022%		%

ASSETS
Cash and due from banks	$26,224	$19,699	$24,959	33.1%	5.1%
Interest-bearing deposits	135,223	95,094	138,421	42.2	(2.3)
Cash and cash equivalents	161,447	114,793	163,380	40.6	(1.2)
Securities:
Debt securities available for sale, at market value	92,122	95,393	92,500	(3.4)	(0.4)
Debt securities held to maturity, at book value	35,956	35,760	35,897	0.5	0.2
Equity securities, at market value	8,013	9,793	8,474	(18.2)	(5.4)
Total securities	136,091	140,946	136,871	(3.4)	(0.6)
Loans:
SBA loans held for sale	19,387	27,928	36,338	(30.6)	(46.6)
SBA loans held for investment	40,873	38,468	30,747	6.3	32.9
SBA PPP loans	2,507	5,908	6,706	(57.6)	(62.6)
Commercial loans	1,276,156	1,187,543	1,106,059	7.5	15.4
Residential mortgage loans	628,628	605,091	533,737	3.9	17.8
Consumer loans	72,189	78,164	79,662	(7.6)	(9.4)
Residential construction loans	133,450	163,457	149,165	(18.4)	(10.5)
Total loans	2,173,190	2,106,559	1,942,414	3.2	11.9
Allowance for credit losses	(25,918)	(25,196)	(23,861)	2.9	8.6
Net loans	2,147,272	2,081,363	1,918,553	3.2	11.9
Premises and equipment, net	19,783	20,002	19,094	(1.1)	3.6
Bank owned life insurance ("BOLI")	25,223	26,776	26,634	(5.8)	(5.3)
Deferred tax assets	13,249	12,345	12,910	7.3	2.6
Federal Home Loan Bank ("FHLB") stock	19,882	19,064	14,398	4.3	38.1
Accrued interest receivable	16,101	13,403	11,385	20.1	41.4
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	22,442	14,740	34,796	52.3	(35.5)
Total assets	$2,563,006	$2,444,948	$2,339,537	4.8%	9.6%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$425,436	$494,184	$497,752	(13.9)%	(14.5)%
Interest-bearing demand	297,705	276,218	267,558	7.8	11.3
Savings	548,325	591,826	682,756	(7.4)	(19.7)
Brokered time deposits	197,636	189,644	154,563	4.2	27.9
Time deposits	415,808	235,656	193,968	76.4	114.4
Total deposits	1,884,910	1,787,528	1,796,597	5.4	4.9
Borrowed funds	388,610	383,000	280,000	1.5	38.8
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	1,412	691	294	104.3	380.3
Accrued expenses and other liabilities	25,380	24,192	22,102	4.9	14.8
Total liabilities	2,310,622	2,205,721	2,109,303	4.8	9.5
Shareholders' equity:
Common stock	99,741	97,204	96,493	2.6	3.4
Retained earnings	182,557	156,958	148,174	16.3	23.2
Treasury stock, at cost	(25,954)	(11,675)	(11,633)	122.3	123.1
Accumulated other comprehensive loss	(3,960)	(3,260)	(2,800)	21.5	41.4
Total shareholders' equity	252,384	239,227	230,234	5.5	9.6
Total liabilities and shareholders' equity	$2,563,006	$2,444,948	$2,339,537	4.8%	9.6%

Shares issued	11,411	11,289	11,236
Shares outstanding	10,115	10,584	10,533
Treasury shares	1,296	705	703

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2023

				September 30, 2023 vs.
	For the three months ended			June 30, 2023		September 30, 2022
(In thousands, except percentages and per share amounts)	September 30, 2023	June 30, 2023	September 30, 2022	$	%	$	%
INTEREST INCOME
Interest-bearing deposits	$483	$441	$168	$42	9.5%	$315	187.5%
FHLB stock	364	343	93	21	6.1	271	291.4
Securities:
Taxable	1,848	1,798	1,397	50	2.8	451	32.3
Tax-exempt	17	19	18	(2)	(10.5)	(1)	(5.6)
Total securities	1,865	1,817	1,415	48	2.6	450	31.8
Loans:
SBA loans	1,379	1,403	1,083	(24)	(1.7)	296	27.3
SBA PPP loans	25	27	277	(2)	(7.4)	(252)	(91.0)
Commercial loans	20,299	18,621	14,017	1,678	9.0	6,282	44.8
Residential mortgage loans	8,462	8,532	5,912	(70)	(0.8)	2,550	43.1
Consumer loans	1,525	1,471	1,075	54	3.7	450	41.9
Residential construction loans	2,588	2,737	2,184	(149)	(5.4)	404	18.5
Total loans	34,278	32,791	24,548	1,487	4.5	9,730	39.6
Total interest income	36,990	35,392	26,224	1,598	4.5	10,766	41.1
INTEREST EXPENSE
Interest-bearing demand deposits	1,429	1,349	320	80	5.9	1,109	346.6
Savings deposits	3,178	2,501	878	677	27.1	2,300	262.0
Time deposits	5,033	3,895	600	1,138	29.2	4,433	738.8
Borrowed funds and subordinated debentures	3,817	4,125	688	(308)	(7.5)	3,129	454.8
Total interest expense	13,457	11,870	2,486	1,587	13.4	10,971	441.3
Net interest income	23,533	23,522	23,738	11	-	(205)	(0.9)
Provision for credit losses	534	777	1,517	(243)	(31.3)	(983)	(64.8)
Net interest income after provision for credit losses	22,999	22,745	22,221	254	1.1	778	3.5
NONINTEREST INCOME
Branch fee income	278	228	336	50	21.9	(58)	(17.3)
Service and loan fee income	385	491	543	(106)	(21.6)	(158)	(29.1)
Gain on sale of SBA loans held for sale, net	-	586	-	(586)	(100.0)	-	-
Gain on sale of mortgage loans, net	488	463	280	25	5.4	208	74.3
BOLI income	679	84	170	595	708.3	509	299.4
Net securities losses	(123)	(164)	(576)	41	25.0	453	78.6
Other income	336	427	357	(91)	(21.3)	(21)	(5.9)
Total noninterest income	2,043	2,115	1,110	(72)	(3.4)	933	84.1
NONINTEREST EXPENSE
Compensation and benefits	7,440	7,271	6,471	169	2.3	969	15.0
Processing and communications	705	663	708	42	6.3	(3)	(0.4)
Occupancy	763	779	702	(16)	(2.1)	61	8.7
Furniture and equipment	645	690	617	(45)	(6.5)	28	4.5
Professional services	348	296	221	52	17.6	127	57.5
Advertising	405	443	307	(38)	(8.6)	98	31.9
Other loan expenses	125	45	109	80	177.8	16	14.7
Deposit insurance	397	617	233	(220)	(35.7)	164	70.4
Director fees	209	203	240	6	3.0	(31)	(12.9)
Loan collection expenses	90	85	45	5	5.9	45	100.0
Other expenses	868	659	411	209	31.7	457	111.2
Total noninterest expense	11,995	11,751	10,064	244	2.1	1,931	19.2
Income before provision for income taxes	13,047	13,109	13,267	(62)	(0.5)	(220)	(1.7)
Provision for income taxes	3,097	3,409	3,325	(312)	(9.2)	(228)	(6.9)
Net income	$9,950	$9,700	$9,942	$250	2.6%	$8	0.1%

Effective tax rate	23.7%	26.0%	25.1%

Net income per common share - Basic	$0.98	$0.96	$0.94
Net income per common share - Diluted	0.97	0.95	0.93

Weighted average common shares outstanding - Basic	10,128	10,103	10,522
Weighted average common shares outstanding - Diluted	10,258	10,203	10,714
*NM=Not meaningful

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2023

	For the nine months ended September 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2023	2022	$	%
INTEREST INCOME
Interest-bearing deposits	$1,257	$416	$841	202.2%
FHLB stock	1,037	176	861	489.2
Securities:
Taxable	5,385	3,164	2,221	70.2
Tax-exempt	55	34	21	61.8
Total securities	5,440	3,198	2,242	70.1
Loans:
SBA loans	4,186	2,933	1,253	42.7
SBA PPP loans	129	1,546	(1,417)	(91.7)
Commercial loans	56,320	37,928	18,392	48.5
Residential mortgage loans	25,103	15,284	9,819	64.2
Consumer loans	4,351	2,914	1,437	49.3
Residential construction loans	7,911	6,018	1,893	31.5
Total loans	98,000	66,623	31,377	47.1
Total interest income	105,734	70,413	35,321	50.2
INTEREST EXPENSE
Interest-bearing demand deposits	3,761	682	3,079	451.5
Savings deposits	7,632	1,635	5,997	366.8
Time deposits	11,637	1,499	10,138	676.3
Borrowed funds and subordinated debentures	11,740	1,199	10,541	879.1
Total interest expense	34,770	5,015	29,755	593.3
Net interest income	70,964	65,398	5,566	8.5
Provision for credit losses	1,419	2,526	(1,107)	(43.8)
Net interest income after provision for credit losses	69,545	62,872	6,673	10.6
NONINTEREST INCOME
Branch fee income	741	892	(151)	(16.9)
Service and loan fee income	1,379	1,815	(436)	(24.0)
Gain on sale of SBA loans held for sale, net	896	852	44	5.2
Gain on sale of mortgage loans, net	1,195	1,231	(36)	(2.9)
BOLI income	843	494	349	70.6
Net securities losses	(610)	(1,631)	1,021	62.6
Other income	1,131	2,446	(1,315)	(53.8)
Total noninterest income	5,575	6,099	(524)	(8.6)
NONINTEREST EXPENSE
Compensation and benefits	21,801	19,790	2,011	10.2
Processing and communications	2,172	2,166	6	0.3
Occupancy	2,312	2,205	107	4.9
Furniture and equipment	2,024	1,811	213	11.8
Professional services	1,071	1,060	11	1.0
Advertising	1,108	873	235	26.9
Other loan expenses	298	238	60	25.2
Deposit insurance	1,362	752	610	81.1
Director fees	629	698	(69)	(9.9)
Loan collection expenses	222	138	84	60.9
Other expenses	2,175	1,454	721	49.6
Total noninterest expense	35,174	31,185	3,989	12.8
Income before provision for income taxes	39,946	37,786	2,160	5.7
Provision for income taxes	10,009	9,285	724	7.8
Net income	$29,937	$28,501	$1,436	5.0%

Effective tax rate	25.1%	24.6%

Net income per common share - Basic	$2.92	$2.72
Net income per common share - Diluted	2.88	2.67

Weighted average common shares outstanding - Basic	10,255	10,491
Weighted average common shares outstanding - Diluted	10,381	10,694
*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

September 30, 2023

	For the three months ended
(Dollar amounts in thousands, interest amounts and	September 30, 2023			September 30, 2022
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$34,597	$483	5.54%	$34,605	$168	1.92%
FHLB stock	15,485	364	9.32	6,200	93	5.96
Securities:
Taxable	135,132	1,848	5.47	137,590	1,397	4.03
Tax-exempt	1,692	18	4.27	1,841	20	4.27
Total securities (A)	136,824	1,866	5.45	139,431	1,417	4.03
Loans:
SBA loans	60,108	1,379	9.18	65,941	1,083	6.52
SBA PPP loans	2,523	25	3.94	9,576	277	11.47
Commercial loans	1,266,185	20,299	6.27	1,069,917	14,017	5.20
Residential mortgage loans	628,544	8,462	5.39	504,787	5,912	4.65
Consumer loans	75,246	1,525	7.93	76,957	1,075	5.54
Residential construction loans	139,045	2,588	7.28	137,681	2,184	6.29
Total loans (B)	2,171,651	34,278	6.18	1,864,859	24,548	5.22
Total interest-earning assets	$2,358,557	$36,991	6.22%	$2,045,095	$26,226	5.09%

Noninterest-earning assets:
Cash and due from banks	22,841			24,350
Allowance for credit losses	(26,478)			(22,848)
Other assets	100,428			83,168
Total noninterest-earning assets	96,791			84,670
Total assets	$2,455,348			$2,129,765

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$304,287	$1,429	1.86%	$269,486	$320	0.47%
Total savings deposits	547,000	3,178	2.30	674,486	878	0.52
Total time deposits	597,664	5,033	3.34	310,842	600	0.77
Total interest-bearing deposits	1,448,951	9,640	2.64	1,254,814	1,798	0.57
Borrowed funds and subordinated debentures	300,608	3,817	4.97	108,135	688	2.53
Total interest-bearing liabilities	$1,749,559	$13,457	3.05%	$1,362,949	$2,486	0.72%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	429,321			516,898
Other liabilities	27,192			23,130
Total noninterest-bearing liabilities	456,513			540,028
Total shareholders' equity	249,276			226,788
Total liabilities and shareholders' equity	$2,455,348			$2,129,765

Net interest spread		$23,534	3.17%		$23,740	4.37%
Tax-equivalent basis adjustment		(1)			(2)
Net interest income		$23,533			$23,738
Net interest margin			3.96%			4.61%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

September 30, 2023

	For the three months ended
(Dollar amounts in thousands, interest amounts and	September 30, 2023			June 30, 2023
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$34,597	$483	5.54%	$34,808	$441	5.09%
FHLB stock	15,485	364	9.32	17,252	343	7.97
Securities:
Taxable	135,132	1,848	5.47	135,943	1,798	5.29
Tax-exempt	1,692	18	4.27	1,766	20	4.59
Total securities (A)	136,824	1,866	5.45	137,709	1,818	5.28
Loans:
SBA loans	60,108	1,379	9.18	61,744	1,403	9.09
SBA PPP loans	2,523	25	3.94	2,561	27	4.20
Commercial loans	1,266,185	20,299	6.27	1,225,761	18,621	6.01
Residential mortgage loans	628,544	8,462	5.39	622,283	8,532	5.48
Consumer loans	75,246	1,525	7.93	76,741	1,471	7.59
Residential construction loans	139,045	2,588	7.28	158,165	2,737	6.85
Total loans (B)	2,171,651	34,278	6.18	2,147,255	32,791	6.04
Total interest-earning assets	$2,358,557	$36,991	6.22%	$2,337,024	$35,393	6.07%

Noninterest-earning assets:
Cash and due from banks	22,841			21,967
Allowance for credit losses	(26,478)			(26,270)
Other assets	100,428			103,234
Total noninterest-earning assets	96,791			98,931
Total assets	$2,455,348			$2,435,955

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$304,287	$1,429	1.86%	$312,149	$1,349	1.73%
Total savings deposits	547,000	3,178	2.30	543,690	2,501	1.85
Total time deposits	597,664	5,033	3.34	533,612	3,895	2.93
Total interest-bearing deposits	1,448,951	9,640	2.64	1,389,451	7,745	2.24
Borrowed funds and subordinated debentures	300,608	3,817	4.97	339,599	4,125	4.81
Total interest-bearing liabilities	$1,749,559	$13,457	3.05%	$1,729,050	$11,870	2.75%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	429,321			440,289
Other liabilities	27,192			26,275
Total noninterest-bearing liabilities	456,513			466,564
Total shareholders' equity	249,276			240,341
Total liabilities and shareholders' equity	$2,455,348			$2,435,955

Net interest spread		$23,534	3.17%		$23,523	3.32%
Tax-equivalent basis adjustment		(1)			(1)
Net interest income		$23,533			$23,522
Net interest margin			3.96%			4.04%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

September 30, 2023

	For the nine months ended
(Dollar amounts in thousands, interest amounts and	September 30, 2023			September 30, 2022
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$34,068	$1,257	4.93%	$114,901	$416	0.48%
FHLB stock	16,500	1,037	8.41	4,592	176	5.13
Securities:
Taxable	136,473	5,385	5.26	116,816	3,164	3.62
Tax-exempt	1,737	58	4.46	1,366	39	3.80
Total securities (A)	138,210	5,443	5.25	118,182	3,203	3.62
Loans:
SBA loans	62,802	4,186	8.89	64,438	2,933	6.08
SBA PPP loans	3,103	129	5.53	23,388	1,546	8.84
Commercial loans	1,230,752	56,320	6.03	1,009,122	37,928	5.03
Residential mortgage loans	621,971	25,103	5.38	456,354	15,284	4.48
Consumer loans	76,363	4,351	7.51	78,108	2,914	4.99
Residential construction loans	153,587	7,911	6.79	130,205	6,018	6.18
Total loans (B)	2,148,578	98,000	6.01	1,761,615	66,623	5.06
Total interest-earning assets	$2,337,356	$105,737	6.05%	$1,999,290	$70,418	4.71%

Noninterest-earning assets:
Cash and due from banks	22,516			24,026
Allowance for credit losses	(26,178)			(22,454)
Other assets	104,883			80,656
Total noninterest-earning assets	101,221			82,228
Total assets	$2,438,577			$2,081,518

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$301,456	$3,761	1.67%	$263,139	$682	0.35%
Total savings deposits	554,087	7,632	1.84	687,177	1,635	0.32
Total time deposits	539,395	11,637	2.88	292,484	1,499	0.69
Total interest-bearing deposits	1,394,938	23,030	2.21	1,242,800	3,816	0.41
Borrowed funds and subordinated debentures	327,382	11,740	4.73	72,724	1,199	2.21
Total interest-bearing liabilities	$1,722,320	$34,770	2.70%	$1,315,524	$5,015	0.51%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	445,862			525,405
Other liabilities	26,016			22,186
Total noninterest-bearing liabilities	471,878			547,591
Total shareholders' equity	244,379			218,403
Total liabilities and shareholders' equity	$2,438,577			$2,081,518

Net interest spread		$70,967	3.35%		$65,403	4.20%
Tax-equivalent basis adjustment		(3)			(5)
Net interest income		$70,964			$65,398
Net interest margin			4.06%			4.37%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR CREDIT LOSSES AND LOAN QUALITY SCHEDULES

September 30, 2023

Amounts in thousands, except percentages	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$25,988	$26,201	$25,196	$23,861	$22,858
Impact of the adoption of ASU 2016-13 ("CECL")	-	-	847	-	-
Provision for credit losses charged to expense	534	777	108	1,632	1,517
	26,522	26,978	26,151	25,493	24,375
Less: Chargeoffs
SBA loans	100	-	113	59	-
Commercial loans	500	-	-	-	501
Residential mortgage loans	-	-	-	-	-
Consumer loans	52	225	120	300	50
Residential construction loans	-	900	-	-	-
Total chargeoffs	652	1,125	233	359	551
Add: Recoveries
SBA loans	1	15	-	-	5
Commercial loans	10	96	271	26	23
Residential mortgage loans	-	-	-	2	-
Consumer loans	37	24	12	34	9
Residential construction loans	-	-	-	-	-
Total recoveries	48	135	283	62	37
Net (chargeoffs)/recoveries	(604)	(990)	50	(297)	(514)
Balance, end of period	$25,918	$25,988	$26,201	$25,196	$23,861

LOAN QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$3,445	$3,591	$4,325	$690	$1,491
Commercial loans	750	835	1,144	1,582	1,147
Residential mortgage loans	10,530	8,607	5,565	3,361	3,404
Consumer loans	130	-	-	-	-
Residential construction loans	3,201	3,182	3,473	3,432	1,991
Total nonperforming loans	18,056	16,215	14,507	9,065	8,033
OREO	251	251	176	-	-
Nonperforming assets	18,307	16,466	14,683	9,065	8,033
Less: Amount guaranteed by Small Business Administration	3,098	3,201	3,625	-	-
Nonperforming assets, net of SBA guarantee	15,209	13,265	11,058	9,065	8,033

Loans 90 days past due & still accruing	$265	$-	$-	$-	$75

Allowance for loan losses to:
Total loans at quarter end	1.19%	1.20%	1.23%	1.20%	1.23
Total nonperforming loans	141.57	157.83	178.44	277.95	297.04
Total nonperforming assets, net of SBA guarantee	170.41	195.91	236.94	277.95	297.04

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

September 30, 2023

(In thousands, except %'s, employee, office and per share amounts)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
SUMMARY OF INCOME:
Total interest income	$36,990	$35,392	$33,353	$30,325	$26,224
Total interest expense	13,457	11,870	9,443	5,616	2,486
Net interest income	23,533	23,522	23,910	24,709	23,738
Provision for credit losses	534	777	108	1,632	1,517
Net interest income after provision for credit losses	22,999	22,745	23,802	23,077	22,221
Total noninterest income	2,043	2,115	1,417	1,946	1,110
Total noninterest expense	11,995	11,751	11,428	11,389	10,064
Income before provision for income taxes	13,047	13,109	13,791	13,634	13,267
Provision for income taxes	3,097	3,409	3,504	3,678	3,325
Net income	$9,950	$9,700	$10,287	$9,956	$9,942

Net income per common share - Basic	$0.98	$0.96	$0.98	$0.94	$0.94
Net income per common share - Diluted	0.97	0.95	0.96	0.93	0.93

COMMON SHARE DATA:
Market price per share	$23.43	$23.59	$22.81	$27.33	$25.11
Dividends paid	0.12	0.12	0.12	0.11	0.11
Book value per common share	24.95	24.12	23.34	22.60	21.86

Weighted average common shares outstanding - Basic	10,128	10,103	10,538	10,557	10,522
Weighted average common shares outstanding - Diluted	10,258	10,203	10,686	10,740	10,714
Issued common shares	11,411	11,387	11,335	11,289	11,236
Outstanding common shares	10,115	10,119	10,292	10,584	10,533
Treasury shares	1,296	1,268	1,043	705	703

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.61%	1.60%	1.72%	1.72%	1.85%
Return on average equity	15.84	16.19	17.14	16.82	17.39
Efficiency ratio**	46.68	45.54	44.56	43.24	39.59
Noninterest expense to average assets	1.94	1.93	1.91	1.96	1.87

BALANCE SHEET DATA:
Total assets	$2,563,006	$2,552,301	$2,475,851	$2,444,948	$2,339,537
Total securities	136,091	137,061	138,264	140,946	136,871
Total loans	2,173,190	2,167,367	2,130,919	2,106,559	1,942,414
Allowance for credit losses	25,918	25,988	26,201	25,196	23,861
Total deposits	1,884,910	1,849,528	1,823,921	1,787,528	1,796,597
Total shareholders' equity	252,384	244,073	240,459	239,227	230,234

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	6.22%	6.07%	5.84%	5.48%	5.09%
Interest-bearing liabilities	3.05	2.75	2.27	1.44	0.72
Net interest spread	3.17	3.32	3.57	4.04	4.37
Net interest margin	3.96	4.04	4.19	4.47	4.61

CREDIT QUALITY:
Nonperforming assets	$18,307	$16,466	$14,683	$9,065	$8,033
QTD annualized net (chargeoffs)/recoveries to QTD average loans	(0.11)%	(0.18)%	0.01%	(0.06)%	(0.11)%
Allowance for credit losses to total loans	1.19	1.20	1.23	1.20	1.23
Nonperforming loans to total loans	0.84	0.76	0.68	0.43	0.41
Nonperforming assets to total assets	0.71	0.65	0.59	0.37	0.34

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.85%	9.56%	9.71%	9.78%	9.84%
Community bank leverage ratio, bancorp	10.76	10.49	10.38	10.88	10.85

Number of banking offices	21	20	20	19	18
Number of employees	232	230	228	231	222

** The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities.